RIVERNORTH FUNDS
RiverNorth Managed Volatility Fund
(Ticker Symbol RNBWX)
July 29, 2015

SUPPLEMENT TO PROSPECTUS DATED
January 28, 2015

The RiverNorth Managed Volatility Fund to Close and Liquidate.

At a meeting of the Board of Trustees (the "Board") of RiverNorth Funds held on July 29, 2015, the Board approved the closure and liquidation of the RiverNorth Managed Volatility Fund (the "Fund").

Accordingly, effective July 29, 2015 the Fund (i) is closed to new purchase orders, (ii) will no longer pursue its stated investment objective, and (iii) will sell or convert all current investments to cash in anticipation of full liquidation on, or about August 7, 2015.

If a shareholder does not voluntarily redeem his or her investment in the Fund by the liquidation date, the Fund will send proceeds from the shareholder's account to his or her address of record.

RIVERNORTH FUNDS
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
1-888-848-7569

Please retain this supplement with your Prospectus for future reference.